SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: APRIL 24, 2003

                        Commission File Number: 000-18053

                                   LASERSCOPE

             (Exact name of Registrant as specified in its charter)

          CALIFORNIA                                    77-0049527
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                               3070 ORCHARD DRIVE
                             SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

      (a) On April 24, 2003 Laserscope (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits.

99 Press Release dated April 24, 2003 announcing its financial results for the quarter March 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LASERSCOPE
                                  (Registrant)

Date:  April 24, 2003                          By: /s/ Dennis LaLumandiere
                                                   -----------------------------
                                                   Dennis LaLumandiere
                                                   Vice President, Finance,
                                                   Chief Financial Officer and
                                                   Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

99 PRESS RELEASE DATED APRIL 24, 2003 ANNOUNCING THE COMPANY'S RESULTS FOR THE QUARTER ENDED MARCH 31, 2003.